EXHIBIT #24(b)16

Schedules for Computation of Performance Figures

a)  Annual Average Total Return:

  	The Fund calculated its annual average total return for one year, five years and the life of the Fund by using the formula P(1+T)n = ERV in
Item 22 of Form N-1A. In using this formula, P is equal to an initial investment of $1,000, T is equal to average annual total return for the period, n equals the number of years and ERV is the ending redeemable value.

	For the one year period ending December 31, 1996
	P equals $1,000
	T equals .1140
	n equals 1 year
	ERV equals $1,400

	For the five years ending December 31, 1996
	P equals $1,000
	T equals .142
	n equals 5 years
	ERV equals $1,941

	For the life of the Fund
	P equals $1,000
	T equals .12
	n equals 9 1/4 years
	ERV equals $2,868

b)  Yield quotation for one month ending December 31, 1996 was 6.95%.
	The formula used is Yield=2[a-b + 1)6-1]
				           cd
	a = 	interest and dividends for period and that was $834,090
	b = 	expenses accrued and that equals $76,424
	c =	average daily number shares outstanding entitled to receive
                             dividends and that was 10,774,513
	d = 	the maximum offering price per share on last day of the
  period and that was 	$12.31 	834,090 - 76,424 +1 = 1.00571244
				                               132,634,255
	raised to 6th power = 1.03476786
	minus 1 and multiplied by 2 = 0.06953572





c)  Annual Total Return

The Fund calculated its annual total return for each year by using the formula P(1+T)n=ERV. In using this formula, P is equal to an initial investment of $1,000, T is equal to the total return for the period, equals the
number of years and ERV is the ending redeemable value.

For the year ended December 31, 1988:
P equals $1,000
T equals .113
n equals 1
ERV equals $1,113

For the year ended December 31, 1989:
P equals $1,000
T equals .119
n equals 1
ERV equals $1,119

For the year ended December 31, 1990:
P equals $1,000
T equals -.0013
n equals $998.70

For the year ended December 31, 1991:
P equals $1,000
T equals .23
n equals 1
ERV equals $1,230

For the year ended December 31, 1992:
P equals $1,000
T equals .217
n equals 1
ERV equals $1,217

For the year ended December 31, 1993:
P equals $1,000
T equals .169
n equals 1
ERV equals $1,169

For the year ended December 31, 1994:
P equals $1,000
T equals -.011
n equals 1
ERV equals $989





For the year ended December 31, 1995:
P equals $1,000
T equals .210
n equals 1
ERV equals $1,210

For the year ending December 31, 1996
P equals $1,000
T equals .1140
n equals 1
ERV equals $1400



































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